SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 27, 2015

GOLDEN OPPORTUNITES COPRORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-51190	87-0814235
(STATE OF INCORPORATION FOR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

520 S Snowmass Circle

Superior, CO 80027

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

303.956.5821

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PURPOSE OF AMENDMENT

The registrant is filing this Amendment No. 1 for the purpose of correcting the Commission File No. and removing Section 1, Item 1.01, because the registrant is not a party to the Stock Purchase Agreement described under that item in the original report. Except as described in the preceding sentence, all information in the original report, repeated below, is unchanged.

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Stock Purchase Agreement, UGL acquired a total of 19,555,000 of the Company Common shares from Michael Zahorik, the sole officer and director of the Company. Subsequent to the stock acquisition, the following changes to the Company have occurred:

1.	Effective March 31, 2015, Dato Sri Warren Eu was appointed as the Company’s President, Chief Executive Officer.

2.	Effective March 31, 2015, Michael Zahorik was appointed the Vice President.

3.

Effective March 31, 2015, Dato Sri Warren Eu was appointed to the Board of Directors of the Company to join Michael Zahorik, who will remain. Both will serve on the board serve until duly elected at the Company’s next shareholder meeting.

4.	Effective April 1, 2015, the Company has received the new symbol of “UMHL”.

2

ITEM 5.02 ADDITION OF DIRECTOR AND PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective March 31, 2015, Dato Sri Warren Eu will join the Company board of directors to serve until duly elected at the Company’s next shareholder meeting. Effective March 31, 2015, Michael Zahorik was appointed Company Vice President to provide management continuity and to continue to provide his insight and expertise with the Company’s development. Concurrently, Dato Sri Warren Eu was appointed President and Chief Executive Officer to serve until next shareholder meeting, and continuing thereafter until removal or resignation. Any changes are not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Dato Sri Warren Eu is the Founder and Executive Director of UMATRIN. He was awarded Sri Sultan Ahmad Shah Pahang (S.S.A.P.) from the Sultan of Pahang that carry the title “Dato’ Sri” in year 2014. Prior to that, he was awarded Darjah Indera Mahkota Pahang (D.I.M.P.) from the Sultan of Pahang in year 2013 that carry the title Dato’. Dato’ Sri holds a Philosophy of Doctorate (Ph.D.) in Finance from the Golden State University in the United States of America (USA), and is a successful business tutor and entrepreneur.

No transactions occurred in the last two years other than the aforementioned to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest

ITEM 5.03 AMENDMENT TO THE ARTICLES OF INCORPORATION.

Effective March 27, 2015 the Company amended its Articles of Incorporation to:

1.	increase of the authorized common shares from 100,000,000 par value $0.001 to 500,000,000 par value $0.00001.

2.	designate 10,000,000 shares as preferred shares, par value $.00001, to be issued from time to time in one or more series as determined by the board of directors.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Other Exhibits.

Not applicable.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Opportunities Corporation

Dated: April 20, 2015	By:	/s/ Michael Zahorik
Michael Zahorik, Vice President

4